UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 25, 2006


                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina                  000-22787              56-2028446
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
        incorporation)                  Number)           Identification Number)


                6114 U.S. 301 South
             Four Oaks, North Carolina                    27524
     (Address of principal executive offices)          (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On January 25, 2006, Four Oaks Fincorp, Inc. (OTC BB: FOFN) issued a press release announcing a cash dividend of $0.08 per share payable on or after March 7, 2006, to shareholders of record on February 28, 2006. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits.


         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release issued on January 25, 2006



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FOUR OAKS FINCORP, INC.


                                           By:  /s/ Ayden R. Lee, Jr.
                                              ----------------------------------
                                           Ayden R. Lee, Jr.
                                           President and Chief Executive Officer


Date:  January 25, 2006

                                 EXHIBIT INDEX
                                 -------------


             Exhibit No.         Description
             -----------         -----------
             99.1                Press Release issued on January 25, 2006